UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2020

STAAR Surgical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11634	95-3797439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1911 Walker Ave., Monrovia, California		91016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 626-303-7902

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	STAA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 13, 2020, STAAR Surgical Company (the “Company”) published a press release reporting selected preliminary financial results for the quarter and fiscal year ended January 3, 2020, a copy of which is furnished as Exhibit 99.1 to this Report and is incorporated herein by this reference. The financial information is unaudited and subject to adjustment in the final audited financial statements to be filed with the Company’s Annual Report on Form 10-K. The Company expects to report its complete 2019 financial results on its fourth-quarter and full-year earnings call, which it will hold later in the first quarter of 2020.

On January 13, 2020, the Company issued a press release announcing CE Mark approval from its European Notified Body, DEKRA, expanding the indications of use for the EVO/EVO+ and Visian implantable Collamer lenses (ICL) for myopia and hyperopia, and EVO/EVO+ and Visian toric implantable Collamer lenses for myopia and hyperopia with astigmatism as a supplemental lens in post-cataract IOL (intraocular lens) surgery patients. A copy of the press release is furnished as Exhibit 99.2 to this Report and is incorporated herein by this reference.

Representatives of the Company will give presentations to investors commencing on January 13, 2020. A copy of the slide presentation they will use in their presentations is furnished as Exhibit 99.3 to this Report and is incorporated herein by this reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibits 99.1, 99.2 and 99.3 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1 99.2 99.3	Press release of the Company dated January 13, 2020. Press release of the Company dated January 13, 2020. Slide presentation dated January 13, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

January 13, 2020	By:	/s/ Caren Mason
Caren Mason
President and Chief Executive Officer